UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 7, 2024

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11495 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, on August 7, 2024, the stockholders of SANUWAVE Health, Inc. (the “Company”) approved the SANUWAVE Health, Inc. 2024 Equity Incentive Plan (the “Plan”). The Plan was previously approved and adopted by the Company’s Board of Directors (the “Board”) on July 1, 2024, subject to approval by the Company’s stockholders. As a result of such approval, no further awards will be made under the Amended and Restated 2006 Stock Incentive Plan of SANUWAVE Health, Inc. (the “Prior Plan”). Subject to adjustment as provided in the Plan, 516,208,834 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), may be issued under the Plan. If outstanding awards issued under the Plan or the Prior Plan are forfeited, cancelled, settled, paid in cash, or expire before being exercised or settled in full, the shares subject to such awards will again be available for issuance under the Plan.

Awards under the Plan may be granted to employees, non-employee directors and consultants of the Company and its subsidiaries in the form of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other equity-based or equity-related awards. The Plan will be administered by the Compensation Committee of the Board.

The Plan is described in greater detail in the Company’s definitive proxy statement for the solicitation of written consents (the “Consent Solicitation”) filed with the Securities and Exchange Commission on July 18, 2024 (the “Proxy Statement”). The description of the Plan contained in the Proxy Statement and the foregoing description of the Plan are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 18, 2024, the Company commenced the Consent Solicitation from its stockholders with respect to the following proposals, which were approved on August 7, 2024:

Proposal 1. To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 1-for-300 and 1-for-500, subject to and as determined by the Board.

Votes For	Votes Against	Abstain	Broker Non-Votes
637,769,337	25,345,719	1,587,351	0

Proposal 2. To approve the SANUWAVE Health, Inc. 2024 Equity Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
634,384,914	26,672,726	3,644,767	0

Both proposals, which are described in more detail in the Proxy Statement, received the affirmative requisite vote of the stockholders of the Company. The Consent Solicitation automatically terminated on August 7, 2024 in accordance with its terms, which are more fully described in the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	SANUWAVE Health, Inc. 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: August 9, 2024	By:	/s/ Peter Sorensen
	Name:	Peter Sorensen
	Title:	Chief Financial Officer